UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

                                                                _____________________________________________

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: _________________________________________
(2)	Form, Schedule or Registration Statement No.: _________________________
(3)	Filing Party: ___________________________________________________
(4)	Date Filed: ____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company, a Delaware corporation (referred to herein as “Blue Dolphin,” “we,” “us” and “our”), will be held on Wednesday, June 22, 2022 at 10:00 a.m. Central Time at Blue Dolphin’s principal office located at 801 Travis Street, 21st Floor, Houston, Texas 77002. At the Annual Meeting, stockholders will consider proposals to:

(1)

elect five (5) directors, all of whom shall serve until the next annual meeting of stockholders, or in each case until their successors are duly elected and qualified, or until their earlier resignation or removal;

(2)	ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	transact any other business that may properly come before the Annual Meeting.

Additional information regarding the Annual Meeting is set forth in the accompanying proxy statement. Our Board of Directors (the “Board”) has specified the close of business on April 25, 2022 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Regardless of whether you plan to attend the Annual Meeting in person, we request that you vote your shares of Blue Dolphin common stock at your earliest convenience in order to ensure that your shares of Blue Dolphin common stock will be represented at the Annual Meeting. Depending on how you hold your shares of Blue Dolphin common stock, options to cast your ballot include the Internet, telephone, or mail. If you have Internet access, we recommend that you record your vote via the Internet.

AVAILABILITY OF PROXY MATERIALS – IMPORTANT NOTICE
Proxy materials are available online https://iproxydirect.com/BDCO

Registered stockholders may vote during the Annual Meeting, if they have registered in advance to participate, by casting a ballot through the Internet or by phone. Beneficial stockholders that desire to cast a ballot during the Annual Meeting must obtain and use the legal proxy form provided by their brokerage firm, bank, trust, or other nominee, which contains a control number. The inspector of election at the Annual Meeting has access to the registered stockholder’s list to verify whether a registered stockholder is entitled to vote as of the Record Date. However, the inspector of election does not have access to the control number verification system that brokerage firms, banks, trusts, and other nominees use to verify whether a beneficial stockholder is entitled to vote at the Annual Meeting. See “Frequently Asked Questions – 7. How do I vote if I am a beneficial stockholder?” for more information on voting shares held through a brokerage firm, bank, trust or other nominee.

By Order of the Board

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chairman of the Board
April 28, 2022
Houston, Texas

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BLUE DOLPHIN ENERGY COMPANY

April 28, 2022

Fellow Stockholders:

During a year of continued global health and economic challenges, we continued to make progress towards improving our overall business and identifying ways to improve shareholder value in an evolving sustainable environment.

Business Recovery

As the global economy began to rebound with the availability of COVID-19 vaccines, we effectively managed our business operations to navigate market fluctuations.  We concentrated on protecting our personnel by providing timely information and promoting vaccines as they became available, which allowed the Nixon facility to continue to operate.  We also focused on optimizing receivables and payables by prioritizing payments, optimizing inventory levels based on demand, and controlling discretionary spending. These austerity measures, combined with maintenance and repair activities, gave rise to improved refinery throughput, production, and sales during 2021.

During 2021 we made considerable progress in bolstering liquidity through additional financing. We successfully secured $10.5 million in working capital through the Small Business Administration’s (SBA’s) Economic Injury Disaster Loan and the U.S. Department of Agriculture’s CARES Act loan programs.  In February 2022, we also secured an additional $1.5 million in working capital through modification of one of the earlier SBA loans. We will continue to actively explore additional financing to meet working capital needs and refinance and restructure debt.

Renewable Energy

With a world that is rapidly embracing sustainability, we must keep pace.  In March 2021, we announced plans to leverage our existing infrastructure to establish adjacent lines of business, capture growing market opportunities, and capitalize on the growth of renewable energy.  During 2021, we explored several potential commercial partnerships and projects as vehicles to expand our corporate strategy into the renewable space, and we will continue these efforts throughout 2022.

Our progress in a tough economic climate would not have been possible without the dedication and determination of our people.  I am grateful for their efforts.  I am also thankful to you, our shareholders, for continuing to place your trust in us.

Jonathan P. Carroll Chairman of the Board, Chief Executive Officer and President

801 Travis Street, Suite 2100, Houston, Texas 77002

Phone (713) 568-4725 • Fax (713) 227-7626 • www.blue-dolphin-energy.com

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PROXY STATEMENT BLUE DOLPHIN ENERGY COMPANY

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PROCEDURAL MATTERS

General

This proxy statement and accompanying notice and proxy form are being furnished to the stockholders of Blue Dolphin Energy Company (referred to herein as “Blue Dolphin,” “we,” “us” and “our”) in connection with the solicitation of proxies by Blue Dolphin’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on Wednesday, June 22, 2022 at 10:00 a.m. Central Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, 21st Floor, Houston, Texas 77002.

Purpose

At the Annual Meeting, stockholders are being asked to consider and vote upon proposals to:

(1)

elect five (5) directors, all of whom shall serve until the next annual meeting of stockholders, or in each case until their successors are duly elected and qualified, or until their earlier resignation or removal;

(2)	ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	transact any other business that may properly come before the Annual Meeting.

Record Date; Who Is Entitled to Vote

The Board has fixed the close of business on April 25, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of registered stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten (10) days prior to the Annual Meeting at our principal office, which is located at 801 Travis Street, 21st Floor, Houston, Texas 77002. On the Record Date, there were 12,693,514 shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding. Stockholders are entitled to one (1) vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.

Material Delivery

This proxy statement, along with its accompanying notice and proxy form, are first being mailed to stockholders on or about May 9, 2022. Our Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), which has been incorporated by reference, is being mailed with this proxy statement.

Quorum

The holders of a majority of theshares of Common Stock entitled to vote at the Annual Meeting and represented in person or by proxy shall constitute a quorum at the Annual Meeting for the transaction of business.

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Abstentions and Broker Non-Votes

Abstentions – If a stockholder abstains from voting on a proposal, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the proposal regarding the election of directors, as the nominees are elected by a plurality of the votes cast. Abstentions on proposals that require the affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, in person or by proxy, will, in effect, be a vote against such matter.

Broker Non-Votes – Broker non-votes occur when brokers, banks or other nominees that hold shares on behalf of beneficial (“street name”) stockholders do not receive voting instructions from the beneficial stockholders prior to the Annual Meeting and do not have discretionary voting authority to vote those shares. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether or not a quorum is present. However, brokers are prohibited from voting shares of Common Stock for which they have not received instructions on non-routine matters, including the election of directors.

Votes Required for Approval

With the exception of the election of directors, our By-Laws, as amended and restated (the “By-Laws”), require an affirmative vote of a majority of the votes cast by the stockholders present, either in person or by proxy, and entitled to vote at the Annual Meeting for the proposal to be approved. The votes required for approval, and the impact of abstentions and broker non-votes for each proposal stockholders are being asked to consider and vote upon are as follows:

Proposal (1) — Election of Directors: You may vote “FOR” any one, or all, of the nominees, or withhold your vote for any one or more of the nominees. As the nominees are elected by a plurality of the votes cast, withheld votes and abstentions will not affect the outcome of this proposal. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions; and

Proposal (2) – Ratification of Independent Registered Public Accounting Firm: You may vote “FOR” or “AGAINST” or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of UHY as our independent registered public accountants for the fiscal year ending December 31, 2022. Under applicable SEC rules, this proposal is considered a routine matter and brokers will have the discretionary authority to vote shares of Common Stock for which they have not received instructions.

Voting Your Shares

All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted “FOR” Proposal Nos. (1) and (2).

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Revoking Your Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked pursuant to the following actions:

•	providing written or electronic notice of revocation;
•	submitting a proxy of a later date; or
•	voting in person.

A written notice of revocation should be sent by email to investor.relations@blue-dolphin.com. Depending on how you hold your shares, you can submit a proxy of a later date via the Internet, by telephone, by fax, or by mail.

Where to Direct Questions

To assist you with casting your vote, we have attempted to answer key questions you may have as a stockholder related to the proposals you are being asked to consider. Please review the frequently asked questions (FAQs) section, which is included as part of this proxy statement. If you have any additional questions, please contact Investor Relations at investor.relations@blue-dolphin.com.

Reimbursement of Solicitation Expenses

Blue Dolphin will bear all costs of this solicitation. Proxies will be solicited primarily by mail but may also be solicited by telephone or other electronic means by directors, officers, and employees of Blue Dolphin in the ordinary course of business, for which they will not receive additional compensation. Blue Dolphin has requested that brokers, nominees, fiduciaries, and other custodians send proxy materials to the beneficial owners of Common Stock, for which Blue Dolphin will reimburse them for their reasonable out-of-pocket expenses.

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FREQUENTLY ASKED QUESTIONS (“FAQs”)

The FAQs presented in this section are to assist you in understanding the proposals you are being asked to vote upon for the Annual Meeting. The items addressed may not answer all questions that may be important to you as a stockholder. For additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement or contact Blue Dolphin, Investor Relations at (713) 568-4725.

Procedural Matters

1.	Why am I receiving this proxy statement?
You are receiving this proxy statement because you hold shares of Blue Dolphin Common Stock as of the Record Date for the Annual Meeting.

2.	What does it mean if I receive more than one proxy?

If you receive more than one proxy form, it means that you hold shares of Common Stock in more than one account.  For example, you may own your shares of Common Stock individually, jointly with your spouse, as trustee of a trust, or as custodian for a minor.  To ensure that all of your shares of Common Stock are voted, you will need to sign and return each proxy form received because they are held in a different form of ownership.

3.	Who is entitled to attend and vote at the Annual Meeting?

If you owned shares of Common Stock as of the close of business on April 25, 2022, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.  As of the Record Date, there were approximately 12,693,514 shares of Common Stock and outstanding.

4.	When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, June 22, 2022 at 10:00 a.m Central Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, 21st Floor, Houston, Texas 77002.

5.	What do I need to do now?

After carefully reading and considering the information contained in this proxy statement, please vote your shares of Common Stock as described below.  You are entitled to one (1) vote for each share of Common Stock you own as of the Record Date.

6.	How do I vote if I am a registered stockholder?

If your shares of Common Stock are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record or a “registered stockholder.”  Registered stockholders may vote as follows: (i) by mail by completing, signing and dating each proxy form received and returning it in the enclosed prepaid envelope, (ii) by fax by completing, signing and dating each proxy form received and faxing to (202) 521-3464, (iii) via the Internet at https://www.iproxydirect.com/BDCO by following the instructions, or (iv) by participating in the Annual Meeting in person.  If voting by mail, fax, or the Internet, your voting instructions must be received by the “voting closed” determination that will be made live during the Annual Meeting.  Voting by mail, fax, or the Internet will not prevent you from participating in the Annual Meeting in person. You are encouraged to submit a proxy by mail, fax, or the Internet even if you plan to participate in the Annual Meeting in person to ensure that your shares of Common Stock are present in person or represented by proxy.

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7.	How do I vote if I am a beneficial stockholder?

If your shares of Common Stock are held by a brokerage firm, bank, trust, or other nominee, you are considered the “beneficial stockholder” of the shares of Common Stock.  The Common Stock is being held in “street name” and your broker, bank, or other nominee is considered to be the holder of these shares. This means that, as a beneficial stockholder, you cannot vote your shares of Common Stock directly.   You have the right to direct / instruct the brokerage firm, bank, trust, or other nominee on how to vote your shares of Common Stock. You also have the right to participate in the Annual Meeting in person.  Your broker, bank, trustee, or nominee is obligated to provide you with a voting instruction form for voting purposes.

Under SEC Rules, brokers are not permitted to vote on your behalf for non-routine matters.  They may vote on your behalf for routine matters. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust, or other nominee regarding how to instruct them to vote your shares of Common Stock.

Non-Routine Matters:
Proposal (1), election of directors

Routine Matters:
Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2022

If you wish to vote in person, you must obtain a legal proxy form from the brokerage firm, bank, trust, or other nominee and present it to the inspector of election with your ballot.  If you hold some shares of Common Stock as a registered stockholder and some shares of Common Stock as a beneficial stockholder, the shares of Common Stock cannot be combined for voting purposes because the shares of Common Stock held beneficially list the brokerage firm, bank, trust or other nominee as the stockholder of record.

8.	What if I fail to instruct my brokerage firm, bank, trust, or other nominee how to vote?

Because your brokerage firm, bank, trust, or other nominee does not have discretionary authority to vote on non-routine matters, failure to provide your broker or other nominee with voting instructions on how to vote your shares of Common Stock will result in a broker non-vote for Proposal No. (1).

9.	What are the proposals that will be voted on at the Annual Meeting?

You are being asked to consider and vote upon proposals to: (1) elect five directors, (2) ratify the selection of UHY as our independent registered public accounting firm for the year ending December 31, 2022, and (3) transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

10.	How does Blue Dolphin’s Board recommend that I vote on the proposals?

The Board has determined that each of the proposals presented in the proxy statement are in the best interests of you -- our stockholder -- and unanimously recommends that you vote “FOR” each director nominee and each other proposal presented in the proxy statement.

11.

How many votes are required to approve an adjournment or postponement of the Annual Meeting to a later time, if necessary or appropriate, to obtain a quorum or solicit additional proxies in favor of the proposals?

If a quorum is not met, the Board may submit a proposal to adjourn or postpone the Annual Meeting to a later date or dates until a quorum is met.  If a quorum is met but there are insufficient votes to adopt the proposals, our By-Laws require the affirmative vote of a majority of the votes cast in order to adjourn or postpone the Annual Meeting to a later time.  Withheld votes, abstentions and broker non-votes will have no effect on this matter.

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12.	How are votes counted?

The inspector of election that is appointed for the Annual Meeting will count the votes.  Such person will separately count “FOR,” “WITHHELD” and “AGAINST” votes, as well as abstentions and broker non-votes.

13.	What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of stockholders representing a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares of Common Stock held by registered stockholders that submit a properly executed proxy form will be counted as part of the quorum.  Shares of Common Stock held by beneficial stockholders that either provide their brokerage firm, bank, trust or other nominee with voting instructions or obtain a legal proxy form for voting in person at the Annual Meeting will be counted as part of the quorum.

14.	Am I entitled to appraisal rights?
Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals presented at the Annual Meeting.

15.	What happens if I sell my shares of Blue Dolphin Common Stock before the Annual Meeting?

The date of record to determine whether stockholders are entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting.  If you transfer or sell your shares of Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

16.	Who can answer further questions?

For additional questions, please contact Blue Dolphin, Investor Relations at investor.relations@blue-dolphin.com. For assistance in submitting proxies or voting shares of Common Stock, registered stockholders should contact Securities Transfer Corporation by phone at (469) 633-0101 or visit their website at http://www.stctransfer.com.  Beneficial stockholders should contact their brokerage firm, bank, trust, or other nominee for additional information.

Selection of UHY as Independent Registered Public Accounting Firm

17.	How long has UHY been our independent registered public accounting firm?

UHY has been engaged as our independent registered public accounting firm since 2002. Although ratification of UHY as our independent registered public accounting firm by our stockholders is not required by our By-Laws, the Board believes that submitting this matter to a vote reflects good corporate practice.

18.	What happens if UHY’s selection is not ratified?

In the event of a negative vote on such ratification, the Audit Committee of the Board (the “Audit Committee”) will consider whether it is appropriate to select another independent registered public accounting firm. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

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PROPOSALS

(1) ELECTION OF DIRECTORS

Director Nominees

The Board has affirmatively determined that each of Ryan A. Bailey, Amitav Misra, and Christopher T. Morris, each an outside director, is considered an “Independent Director” as such term is defined by OTCQX and SEC rules. Jonathan P. Carroll, our Chief Executive Officer and President, and Herbert N. Whitney, are not independent directors. The independent members of the Board nominated Messrs. Bailey, Misra, Morris, Carroll, and Whitney to serve as directors until the next annual meeting of stockholders. See “Corporate Governance and Board Matters – Nominating Procedures” for more information. Each director that was nominated (each a “Director Nominee”) shall serve as a director until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until they resign or are removed.

Each Director Nominee has consented to being nominated and has expressed a willingness to serve if elected. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected. However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board.

This table reflects, as of the Record Date: (i) each Director Nominee’s name, age, principal occupation, and directorships during the past five (5) years and (ii) their relevant knowledge and experience that led to their nomination to the Board:

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Jonathan P. Carroll, 60

Blue Dolphin Energy Company

Chairman of the Board (since 2014)

Chief Executive Officer, President, Assistant Treasurer and Secretary (since 2012)

Lazarus Energy Holdings, LLC (“LEH”)

Manager (since 2006) and Majority Owner

Together, LEH and Jonathan Carroll own approximately 82% of our outstanding Common Stock as of the Record Date.

Mr. Carroll has served on Blue Dolphin’s Board since 2014. He is currently Chairman of the Board. Since 2004, he has served on the Board of Trustees of the Salient Fund Group, and has served on the compliance, audit, and nominating committees of several of Salient’s private and public closed-end and mutual funds. Mr. Carroll previously served on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE) from January 2014 until its merger with Vanguard Natural Resources, LLC in October 2015.

Mr. Carroll earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University. Based on his educational and professional experiences, Mr. Carroll possesses particular knowledge and experience in business management, finance and business development that strengthen the Board’s collective qualifications, skills, and experience.

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Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Ryan A. Bailey, 46

Carbonado Partners

Managing Partner (since September 2020) and Founder

Pacenote Capital

Managing Partner (2019 to 2020) and Co-founder

Children’s Health System of Texas

Head of Investments (2014 to 2019)

Mr. Bailey was appointed to Blue Dolphin’s Board in November 2015. He is currently a member of the Audit and Compensation Committees. He also serves as an advisor and mentor to Texas Wall Street Women, a non-profit member organization; serves as Chairman of the Texas Alternative Investment Association; strategic advisor to Investment Office Resources; serves as member of the board of directors for DFW CFA Society, Stream Foundation, Bridgeway Capital Management, and Portfolios with Purpose. Mr. Bailey is also a member of the investment committees of Texas Employee Retirement System, American Heart Association, Dallas Police and Fire, and Dallas Parkland Hospital.

Mr. Bailey earned a Bachelor of Arts in Economics from Yale University and completed a graduate course in tax planning from the Yale School of Management. He holds professional credentialing as a Chartered Financial Analyst (CFA), Financial Risk Manager (FRM), Chartered Alternative Investment Analyst (CAIA) and Chartered Market Technician (CMT). Based on his educational and professional experiences, Mr. Bailey possesses particular knowledge and experience in finance, financial analysis and modeling, investment management, risk assessment and strategic planning that strengthen the Board’s collective qualifications, skills, and experience.

Amitav Misra, 44

HighRadius Corporation

Vice President of Treasury Marketing (since July 2020)

Arundo Analytics, Inc.

General Manager Americas (2018 to 2020)

Vice President of Marketing (2017 to 2020)

Cardinal Advisors

Partner (2014 to 2017) and Founder

Taxa, Inc.

President, Director and Chief Operating Officer (2012 to 2014)

Mr. Misra has served on Blue Dolphin’s Board since 2014. He is currently a member of the Audit and Compensation Committees. Mr. Misra serves as an advisor to several energy, technology, and private investment companies. He is also a director of the Houston Center for Literacy, a non-profit organization.

Mr. Misra earned a Bachelor of Arts in Economics from Stanford University and holds FINRA Series 79 and Series 63 licenses. Mr. Misra possesses particular knowledge and experience in economics, business development, private equity, and strategic planning that strengthen the Board’s collective qualifications, skills, and experience.

Christopher T. Morris, 60

Bonaventure Realty Group

Executive Vice President (2020 to Present)

Impact Partners LLC

President (2017 to 2020)

Tatum (a Randstad Company)

New York Managing Partner (2013 to 2017)

MPact Partners LLC

President (2011 to Present)

Mr. Morris has served on Blue Dolphin’s Board since 2012; he is currently Chairman of the Audit and Compensation Committees.

Mr. Morris earned a Bachelor of Arts in Economics from Stanford University and a Masters in Business Administration from the Harvard Business School. Based on his educational and professional experiences, Mr. Morris possesses particular knowledge and experience in business management, finance, strategic planning, and business development that strengthen the Board’s collective qualifications, skills, and experience.

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Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Herbert N. Whitney, 81

Wildcat Consulting, LLC

President (since 2006) and Founder

Mr. Whitney has served on Blue Dolphin’s Board since 2012. He previously served on the Board of Directors of Blackwater Midstream Corporation, the Advisory Board of Sheetz, Inc., as Chairman of the Board of Directors of Colonial Pipeline Company, and as Chairman of the Executive Committee of the Association of Oil Pipelines.

Mr. Whitney has more than 40 years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served as the President of CITGO Pipeline Company and in various general manager positions at CITGO Petroleum Corporation. He earned his Bachelor of Science in Civil Engineering from Kansas State University. Based on his educational and professional experiences, he possesses extensive knowledge in the supply and distribution of crude oil and petroleum products, which strengthens the Board’s collective qualifications, skills, and expertise.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information related to this matter, refer to Numbers 17 and 18 of the FAQs provided as part of this proxy statement.

For purposes of determining whether to select UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2022, the Audit Committee conducted a thorough review of UHY’s performance. The Audit Committee considered:

•	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;
•	the firm’s leadership, management structure and client and employee retention;
•	the firm’s financial strength and performance; and
•	the appropriateness of fees charged.

UHY has acted as our principal independent registered public accounting firm since 2002. We are asking our stockholders to ratify the selection of UHY as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Blue Dolphin and our stockholders.

A representative of UHY is expected to be available during the Annual Meeting, with the opportunity to make a statement if he or she decides to do so, and will respond to appropriate questions.

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This table shows fees paid to UHY during the periods indicated:

	December 31,
	2021	2020

Audit fees	$175,000	$167,500
Audit-related fees	-	-
Tax fees	-	-

	$175,000	$167,500

Amounts billed but unpaid during 2021 and 2020 totaled $107,500 and $100,000, respectively. Audit fees for 2021 and 2020 related to the audit of our consolidated financial statements and the review of our quarterly reports that are filed with the SEC. The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION

OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(3) TRANSACTION OF OTHER MATTERS

At the date of this proxy statement, the Board was not aware of any matter to be acted upon at the Annual Meeting other than those matters set forth in Proposal Nos. (1) and (2) as described herein. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

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EXECUTIVE OFFICERS

This table shows, as of the Record Date, the name and age of each executive officer, as well as their principal occupation during the past five (5) years:

Name	Position	Since	Age

Jonathan P. Carroll	Chief Executive Officer, President, Assistant Treasurer, and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)	2012	60

Jonathan P. Carroll was appointed Chairman of the Board of Blue Dolphin in 2014, and he was appointed Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin in 2012. He has also served as Manager of LEH since 2006 and is its majority owner. Together, LEH and Jonathan Carroll own approximately 82% of Blue Dolphin’s Common Stock as of the Record Date. Before founding LEH, Mr. Carroll was a private investor focused on direct debt and equity investments, primarily in distressed assets. Since 2004, he has served on the Board of Trustees of Salient Fund Group, and has served on the compliance, audit, and nominating committees of several of Salient’s private and public closed-end and mutual funds. Mr. Carroll previously served on the Board of Directors of the General Partner of LRR Energy, L.P. (NYSE: LRE) from January 2014 until its merger with Vanguard Natural Resources, LLC in October 2015. He earned a Bachelor of Arts degree in Human Biology and a Bachelor of Arts degree in Economics from Stanford University, and he completed a Directed Reading in Economics at Oxford University.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board

The Board consists of Messrs. Carroll, Bailey, Misra, Morris and Whitney, with Mr. Carroll serving as Chairman. During 2021, the Board met three (3) times and acted by written consent once. All directors participated in the meetings and acted by written consent. The Board has two standing committees, the Audit Committee, and the Compensation Committee.

Audit Committee

The Audit Committee consists of Messrs. Morris, Bailey, and Misra, with Mr. Morris serving as Chairman. During 2021, the Audit Committee met four (4) times. The Board has affirmatively determined that all members of the Audit Committee are independent under OTCQX and SEC rules and that each of Messrs. Morris and Bailey qualifies as an Audit Committee Financial Expert. The Audit Committee’s duties include overseeing financial reporting and internal control functions. The Audit Committee’s written charter is available on our corporate website (http://www.blue-dolphin-energy.com).

Compensation Committee

The Compensation Committee consists of Messrs. Morris, Bailey, and Misra, with Mr. Morris serving as Chairman. The Compensation Committee only meets by special meeting; the Compensation Committee did not meet during 2021. The Board has affirmatively determined that all members of the Compensation Committee are independent under OTCQX rules. The Compensation Committee’s duties include setting and overseeing our compensation policies, as well as reviewing and recommending to the Board for its approval all compensation for the Chief Executive Officer, other senior executives, and directors. The Compensation Committee’s written charter is available on our corporate website (http://www.blue-dolphin-energy.com).

Nominating Procedures

Given the small size of the Board, the Board adopted a “Board Nomination Procedures” policy in lieu of appointing a standing nominating committee. Using the “Board Nomination Procedures” policy, the Audit Committee, which is comprised of independent directors, uses the policy to perform in a similar function as a standing nominating committee. The policy is used by the independent directors when choosing nominees to stand for election. The Board will consider for possible nomination qualified nominees recommended by stockholders in accordance with Blue Dolphin’s Certificate of Incorporation. As addressed in the “Board Nomination Procedures” policy, the manner in which independent directors evaluate nominees for director as recommended by a stockholder is the same as that for nominees received from other sources. See “Director Nomination and Stockholder Proposals by Stockholders for Annual Meeting of Stockholders” in this proxy statement for more information.

The Board endeavors to nominate qualified directors that will make important contributions to the Board and to Blue Dolphin. The Board generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have demonstrated professional achievements, have meaningful experience, and have a general appreciation of the major business issues facing Blue Dolphin. The Board also considers issues of diversity and background in its selection process, recognizing that it is desirable for its membership to have differences in viewpoints, professional experiences, educational backgrounds, skills, race, gender, age, and national origin.

Director Attendance at Annual Meeting

Given the small size of the Board, director attendance at our annual meeting of stockholders is encouraged but not required. Generally, Mr. Carroll is the only director that attends the annual meeting of stockholders.

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Leadership Structure

Blue Dolphin is led by Mr. Carroll, who has served as Chairman of the Board since 2014 and as our Chief Executive Officer and President since 2012. Having a single leader for the Company is commonly utilized by other public companies in the United States, and we believe it is effective for Blue Dolphin as well. This leadership structure demonstrates to our personnel, customers, and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations, and eliminates the potential for confusion or duplication of efforts. We do not believe that appointing an independent Board chairman, or a permanent lead director, would improve upon the performance of the Board.

Risk Oversight

Our Board is involved in overseeing Blue Dolphin’s risk management. The two standing Board committees provide appropriate risk oversight. The Audit Committee oversees the accounting and financial reporting processes, as well as compliance, internal control, legal and risk matters. The Compensation Committee oversees compensation policies, including the approval of compensation for directors and management. We believe that the processes established to report and monitor systems for material risks applicable to us are appropriate and effective.

Code of Ethics and Code of Conduct

In compliance with the Sarbanes-Oxley Act of 2002, the Board adopted a code of ethics policy and a code of conduct policy. The Audit Committee established procedures to enable anyone who has a concern about our conduct, policies, accounting, internal control over financial reporting, and/or auditing matters to communicate that concern directly to the Chairman of the Audit Committee. Our code of ethics and code of conduct policies are available on our website (http://www.blue-dolphin-energy.com). Any amendments or waivers to provisions of our code of ethics or code of conduct will be disclosed on Form 8-K as filed with the SEC and/or posted on our website.

Communicating with Directors

As the Board does not receive a large volume of correspondence from stockholders, at this time, there is no formal process by which stockholders can communicate with the Board. Instead, any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: Blue Dolphin Energy Company, Attention: Secretary for the Board, 801 Travis Street, Suite 2100, Houston, Texas 77002. Currently, all communications addressed in such manner are sent directly to the indicated directors. In the future, if the Board adopts a formal process for determining how communications are to be relayed to directors, that process will be disclosed on Form 8-K as filed with the SEC and/or posted on our website (http://www.blue-dolphin-energy.com).

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AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee is comprised solely of independent directors who have the requisite financial experience and expertise and meet the requirements of OTCQX rules and SEC Rule 10A-3. The Audit Committee reviews and reassesses its written charter annually and recommends any changes to the Board for approval. In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, as well as proposed and adopted rules of the SEC regarding Audit Committee procedures and responsibilities to ensure compliance. The Audit Committee charter is available on our website (http://www.blue-dolphin-energy.com).

The Audit Committee’s primary duties and responsibilities are to:

-	assess the integrity of our financial reporting process and systems of internal control regarding accounting;
-	assess the independence and performance of our independent registered public accounting firm; and
-	provide an avenue of communication between our independent registered public accounting firm, management, and the Board.

For the fiscal year ended December 31, 2021, management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted by the United States of America. Management concluded that our internal controls over financial reporting were effective at December 31, 2021.

As a smaller reporting company, we are not required to have an audit of our internal control over financial reporting. However, UHY’s audit as of December 31, 2021, included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances. The Audit Committee reviewed and discussed with management and UHY our audited consolidated financial statements and our internal control over financial reporting for the fiscal year ended December 31, 2021.

Pursuant to Public Company Accounting Oversight Board guidance, UHY:

-	communicates to the Audit Committee its responsibilities in relation to the audit and establishes an understanding of the terms of the audit engagement with the audit committee;
-	obtains information from the Audit Committee relevant to the audit;
-	communicates to the Audit Committee an overview of the overall audit strategy and timing of the audit; and
-	provides the Audit Committee with timely observations arising from the audit that are significant to the financial reporting process.

With regard to determining UHY’s performance and independence for the fiscal year ended December 31, 2021, the Audit Committee reviewed:

Performance

-	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;
-	UHY’s leadership, management structure, and client and employee retention;
-	UHY’s financial strength and performance; and
-	the appropriateness of fees charged by UHY.

Independence

-	the relationships between UHY and Blue Dolphin, as well as any relationships between UHY and our management and directors;
-

whether any relationship with or service provided by UHY: (i) creates a mutual or conflicting interest with us, (ii) places UHY in the position of auditing its own work, (iii) results in UHY acting as management or an employee of us, or (iv) places UHY in a position of being an advocate for us; and

-	whether UHY provides any prohibited non-audit services to us.

The Audit Committee received the written disclosures and the letter from our independent registered public accounting firm as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. Further, the Audit Committee discussed with UHY its performance and independence for the fiscal year ended December 31, 2021. Based on its findings, the Audit Committee determined that the services provided by UHY are satisfactory and UHY is independent.

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The Audit Committee holds a meeting at least quarterly in which management and UHY participate. Following the Audit Committee meeting, independent members of the Board meet separately in an executive session with representatives from UHY. As a result, an avenue of communication between UHY, management, and the Board is accomplished on a regular basis.

Based on discussions with management and UHY, as well as review of UHY’s report to the Audit Committee, the Audit Committee recommended to the Board that our audited consolidated financial statements for the fiscal year ended December 31, 2021, be included in the Annual Report, as filed with the SEC.

The Audit Committee:

Christopher T. Morris, Chairman

Ryan A. Bailey

Amitav Misra

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Policy and Procedures

LEH operates and manages all Blue Dolphin assets pursuant to an Amended and Restated Operating Agreement dated April 1, 2020 (the “Amended and Restated Operating Agreement) between LEH and Blue Dolphin, Lazarus Energy, LLC (“LE”), Lazarus Refining & Marketing, LLC (“LRM”), Nixon Product Storage, LLC (“NPS”), Blue Dolphin Pipe Line Company (“BDPL”), Blue Dolphin Petroleum Company (“BDPC”), and Blue Dolphin Services Co. (“BDSC”). Services under the Amended and Restated Operating Agreement include personnel serving in a variety of capacities, including, but not limited to corporate executives. All personnel work for and are paid by LEH.

Compensation for Named Executives

Jonathan Carroll is our only executive officer. As noted above under “Executive Compensation Policy and Procedures,” Mr. Carroll’s remuneration is provided by LEH under the Amended and Restated Operating Agreement.

Summary Compensation Table

Name and Principal Position	Year	Salary	Total
		(in thousands)

Jonathan P. Carroll	2021	$-	$-
Chief Executive Officer and President	2020	-	-
(Principal Executive Officer, Principal
Financial Officer, and Principal
Accounting Officer)

Compensation Risk Assessment

LEH’s approach to compensation practices and policies applicable for executive and non-executive personnel throughout our organization is consistent with the base pay market median for each position. LEH believes its practices and policies in this regard are not reasonably likely to have a materials adverse effect on us.

Outstanding Equity Awards

None.

Director Compensation Policy and Procedures

Although Jonathan Carroll is a director of Blue Dolphin, his services as Chief Executive Officer are provided under the Amended and Restated Operating Agreement (see above under “Executive Compensation Policy and Procedures.”) Therefore, we do not have any directors that are also employed by Blue Dolphin. The Compensation Committee reviews and recommends to the Board for its approval all compensation for the directors.

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Compensation for Non-Employee Directors

Non-employee, independent directors receive compensation for their service on the Board of $40,000 per year. Compensation is earned in Common Stock and cash on a quarterly rotating basis, as follow:

Fair Market Value	Period Services Rendered	Payment Method

$10,000	January 1 – March 31 (First Quarter)	Common stock
$10,000	April 1 – June 30 (Second Quarter)	Cash
$10,000	July 1 – September 30 (Third Quarter)	Common stock
$10,000	October 1 – December 31 (Fourth Quarter)	Cash

For the first and third quarters, the number of shares of Common Stock to be issued is determined by the closing price of Blue Dolphin’s Common Stock on the last trading day in the respective quarterly period and such closing price is the cost basis for such issuance. The shares of Common Stock are subject to resale restrictions applicable to restricted securities and securities held by affiliates under federal securities laws.

Non-employee, independent directors also earn additional compensation for serving on the Audit Committee. The chairman of the Audit Committee earns an additional $2,500 in cash in each of the second and fourth quarters of the year, for a total of $5,000 annually. Members of the Audit Committee earn an additional $1,250 in cash in each of the second and fourth quarters of the year, for a total of $2,500 annually. Non-employee, independent directors serving on the Compensation Committee do not earn any additional compensation for their service as directors. Non-employee, independent directors are reimbursed for reasonable out-of-pocket expenses related to in-person meeting attendance.

During periods when Blue Dolphin experiences working capital deficits, director compensation payments have been and may continue to be delayed. Unpaid cash fees are reflected within accrued expenses and other current liabilities on our consolidated balance sheets.

Accrued and Unpaid Non-Employee, Independent Director Compensation

	Twelve Months Ended December 31, 2021
	Cash		Common Stock(1)(2)
Name	Paid	Unpaid	Paid	Unpaid	Total

Christopher T. Morris	$-	$25,000	$-	$20,000	$45,000
Ryan A. Bailey	-	22,500	-	20,000	$42,500
Amitav Misra	-	22,500	-	20,000	$42,500
					$-
	$-	$70,000	$-	$60,000	$130,000

	Twelve Months Ended December 31, 2020
	Cash		Common Stock(1)(2)
Name	Paid	Unpaid	Paid	Unpaid	Total

Christopher T. Morris	$61,250	$25,000	$40,000	$10,000	$136,250
Ryan A. Bailey	55,625	22,500	40,000	10,000	$128,125
Amitav Misra	55,625	22,500	40,000	10,000	$128,125
					$-
	$172,500	$70,000	$120,000	$30,000	$392,500

(1)	At December 31, 2021 and 2020, Messrs. Morris, Bailey, Misra, and Whitney had total restricted awards of Common Stock outstanding of 120,054, 105,704, 111,795 and 9,683, respectively.
(2)

On April 30, 2020, an aggregate of 135,084 restricted shares of Common Stock were issued to Messrs. Morris, Bailey and Misra. We recorded income of $51,107 related to the share issuance. The issuance represents catchup payments for services rendered to the Board for the three-month periods ended September 30, 2018, March 31, 2019, September 30, 2019, and March 31, 2020. At September 30, 2018, the grant date market value cost basis was $1.00 per share. At March 31, 2019, the grant date market value cost basis was $1.11 per share. At September 30, 2019, the grant date market value cost basis was $1.18 per share. At March 31, 2020, the grant date market value cost basis was $0.57 per share. The cost basis is determined by the closing price of Blue Dolphin’s common stock on the last trading day in the periods in which services were rendered.

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Compensation Committee Interlocks and Insider Participation

Only one of our directors, Jonathan P. Carroll, also serves as an executive officer. Mr. Carroll does not serve on any of our standing committees.

None of our executive officers serve on the board of directors of another entity whose executive officers serve on our Board. None of our officers or LEH’s personnel, other than Mr. Carroll, participated in the deliberations of our Board or our Compensation Committee concerning executive officer or director compensation.

Family Relationships between Directors and Executive Officers

As of the Record Date, there were no relationships between any of our directors or executive officers and any other director or executive officer of Blue Dolphin.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

This table shows information with respect to persons or groups known to us to be the beneficial owners of more than five percent (5%) of our Common Stock as of the Record Date. Unless otherwise indicated, each named party has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Lazarus Energy Holdings, LLC	8,426,456	66.4%
	801 Travis Street, Suite 2100
	Houston, Texas 77002

(1) Based upon 12,693,514 shares of Common Stock issued and outstanding as of the Record Date.

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Security Ownership of Management

This table shows information as of the Record Date with respect to: (i) directors, (ii) executive officers and (iii) directors and executive officers as a group beneficially owning our Common Stock. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Jonathan P. Carroll(2)	10,346,216	81.5%
Common Stock	Christopher T. Morris / Mpact Partners, LLC	120,054	*
Common Stock	Amitav Misra	111,795	*
Common Stock	Ryan A. Bailey	105,704	*
Common Stock	Herbert N. Whitney	9,683	---

Directors/Nominees and Executive Officers as a Group (5 Persons)		10,693,452	84.2%

(1) Based upon 12,693,514 shares of Common Stock issued and outstanding and 0 shares of Common Stock issuable upon exercise of stock options, each as of the Record Date.

(2) Includes 8,426,456 shares issued to LEH. Mr. Carroll and his affiliates have an approximate 60% ownership interest in LEH.

* Less than 1%.

RELATED PARTY TRANSACTIONS

As indicated herein, Affiliate(s) refers, either individually or collectively, to certain related parties including Jonathan Carroll, Chairman and Chief Executive Officer of Blue Dolphin, and his affiliates [including Ingleside Crude, LLC (“Ingleside”) and Lazarus Capital, LLC] and/or LEH and its affiliates. Together, Jonathan Carroll and LEH owned approximately 82% of the Common Stock as of the date of this filing.

Affiliate Operational Agreements Summary

Blue Dolphin and certain of its subsidiaries are parties to several operational agreements with LEH. Management believes that these related-party agreements are arm’s-length transactions. Related-party agreements with respect to Blue Dolphin’s operations consist of the following:

Agreement/Transaction	Parties	Effective Date	Key Terms
Jet Fuel Sales Agreement	LEH - LE	04/01/2022

1-year term expiring earliest to occur of 03/31/2023 plus 30-day carryover or delivery of maximum jet fuel quantity; LEH bids on jet fuel contracts under preferential pricing terms due to a HUBZone certification

Office Sub-Lease Agreement	LEH - BDSC	01/01/2018	68-month term expiring 08/31/2023; office lease Houston, Texas; includes 6-month rent abatement period; rent approximately $0.01 million per month
Amended and Restated Operating Agreement	LEH – Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC	04/01/2020

3-year term; expires 04/01/2023 or notice by either party at any time of material breach or 90 days Board notice; LEH receives management fee of 5% of all consolidated operating costs, excluding crude costs, depreciation, amortization, and interest, of Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC

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Working Capital

We have historically depended on LEH, Jonathan Carroll, and certain of their affiliates for financing when revenue from operations and borrowings under bank facilities are insufficient to meet our liquidity and working capital needs. Such borrowings are reflected in our consolidated balance sheets in accounts payable, related party, and/or long-term debt, related party.

Related-Party Long-Term Debt

Related-party long-term debt as defined within this section includes:

•	March Carroll Note – An amended and restated promissory note between Blue Dolphin and Jonathan Carroll dated March 2017.

•	March Ingleside Note - An amended and restated promissory note between Blue Dolphin and Ingleside dated March 2017.

•	June LEH Note – An amended and restated promissory note between Blue Dolphin and LEH dated June 2017.

•	BDPL-LEH Note – A loan and security agreement between BDPL and LEH dated August 2016. The original principal amount was $4.0 million.

•	Amended and Restated Guaranty Fee Agreements - Jonathan Carroll was required to personally guarantee repayment of borrowed funds and accrued interest under a $25 million secured loan agreement between LE and Veritex Community Bank dated June 2015, and a $10 million secured loan agreement between LRM and Veritex Community Bank dated December 2015. Mr. Carroll receives guaranty fees under two separate amended and restated guaranty fee agreements each dated April 2017.

Loan Description	Parties	Maturity Date	Interest Rate	Loan Purpose
March Carroll Note (in default)	Jonathan Carroll – Blue Dolphin	Jan 2019	8.00%	Blue Dolphin working capital; reflects amounts owed to Jonathan Carroll under the guaranty fee agreements
March Ingleside Note (in default)	Ingleside – Blue Dolphin	Jan 2019	8.00%	Blue Dolphin working capital
June LEH Note (in default)	LEH – Blue Dolphin	Jan 2019	8.00%	Blue Dolphin working capital; reflects amounts owed to LEH under the Amended and Restated Operating Agreement
BDPL-LEH Loan Agreement (in default)	LEH - BDPL	Aug 2018	16.00%	Blue Dolphin working capital
Amended and Restated Guaranty Fee Agreement(1)	Jonathan Carroll - LE	--	2.00%	Tied to payoff of LE $25 million Veritex Community Bank loan
Amended and Restated Guaranty Fee Agreement(1)	Jonathan Carroll - LRM	--	2.00%	Tied to payoff of LRM $10 million Veritex Community Bank loan

(1) Fees are payable 50% in cash and 50% in Common Stock. We accrue payment of the Common Stock portion quarterly. For the foreseeable future, management does not intend to pay Mr. Carroll the cash portion due to Blue Dolphin’s working capital deficits. The cash portion will continue to accrue and increase the outstanding principal balance owed to Mr. Carroll under the March Carroll Note.

Guarantees, Security, and Defaults

Loan Description	Guarantees	Security	Event(s) of Default
March Carroll Note (in default)	---	---	Failure to pay past due obligations at maturity (loan matured January 2019)
March Ingleside Note (in default)	---	---	Failure to pay past due obligations at maturity (loan matured January 2019)
June LEH Note (in default)	---	---	Failure to pay past due obligations at maturity (loan matured January 2019)
BDPL-LEH Loan Agreement	---	Certain BDPL property	Failure to pay past due obligations at maturity (loan matured August 2018)

Covenants

The BDPL-LEH Loan Agreement contains representations and warranties, affirmative and negative covenants, and events of default that we consider usual and customary for a credit facility of this type. There are no covenants associated with the March Carroll Note, March Ingleside Note, or June LEH Note.

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Related-Party Financial Impact

Consolidated Balance Sheets.

Accounts payable, related party. Accounts payable, related party to LTRI related to the purchase of refinery equipment totaled $0.2 million at both December 31, 2021 and 2020.

Long-term debt, related party, current portion (in default) and accrued interest payable, related party.

	December 31,
	2021	2020
	(in thousands)
LEH
June LEH Note (in default)	$12,672	$9,446
BDPL-LEH Loan Agreement	7,454	6,814
LEH Total	20,126	16,260
Ingleside
March Ingleside Note (in default)	1,066	1,013
Jonathan Carroll
March Carroll Note (in default)	2,304	1,551
	23,496	18,824

Less: Long-term debt, related party, current portion, in default	(20,042)	(16,010)
Less: Accrued interest payable, related party (in default)	(3,454)	(2,814)
	$-	$-

Consolidated Statements of Operations.

Total revenue from operations.

	Twelve Months Ended December 31,
	2021		2020
	(in thousands, except percent amounts)
Refinery operations
LEH	$90,062	29.9%	$49,786	28.5%
Third-Parties	207,041	68.8%	120,815	69.1%
Tolling and terminaling
Third-Parties	3,717	1.2%	4,209	2.4%
	$300,820	100.0%	$174,810	100.0%

Interest expense.

	Twelve Months Ended December 31,
	2021	2020
	(in thousands)
Jonathan Carroll
Guaranty Fee Agreements
LE Term Loan Due 2034	$431	$431
LRM Term Loan Due 2034	178	178
March Carroll Note (in default)	132	103
LEH
BDPL-LEH Loan Agreement (in default)	640	640
June LEH Note (in default)	928	40
Ingleside
March Ingleside Note (in default)	56	63
	$2,365	$1,455

Other. BDSC received sublease income from LEH totaling $0.03 million for both twelve-month periods ended December 31, 2021, and 2020. The LEH operating fee totaled approximately $0.5 million and $0.6 million for the twelve months ended December 31, 2021, and 2020, respectively. With respect to the decrease between the periods, although throughput volume was slightly higher, operating costs per bbl were lower due to reduced refinery maintenance and repair expenses.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers, and stockholders who own more than ten percent (10%) of the Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed. Based solely on a review of the copies of the Section 16(a) reports furnished to us, we are unaware of any late filings made during 2021.

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DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS

Director Nominations and Proposals Process

Historically, we held our annual meeting of stockholders in December of each year. However, we reset the timeline such that the annual meeting of stockholders will be held earlier in the year. Stockholders should submit nominations and proposals in accordance with the guidance set forth below.

Director Nominations Deadline

Our Amended and Restated Certificate of Incorporation provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of Blue Dolphin at least ninety (90) calendar days before the anniversary date of the previous year’s annual meeting. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board. In order to avoid controversy as to the date on which a director nomination is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested. Blue Dolphin’s mailing address is located at our principal office: 801 Travis Street, Suite 2100, Houston, Texas 77002. (See “Corporate Governance and Board Matters – Nominating Committee” in this proxy statement for more information.)

Given that the date of the 2022 Annual Meeting for Blue Dolphin differs by more than 30 days from the anniversary date of Blue Dolphin’s previous annual meeting of stockholders, pursuant to Rule 14a-5(f) of the Exchange Act, Blue Dolphin provided notice pursuant to a Form 8-K filed with the SEC on April 14, 2022 of the revised deadlines for director nominations. To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, director nominations were to be submitted in writing by April 25, 2022, We did not receive any director nominee submissions by this deadline.

Stockholder Proposals Deadline

Pursuant to SEC requirements, stockholders of record must submit stockholder proposals for inclusion in the printed proxy materials to us at least one hundred and twenty (120) calendar days before the date we released the previous year’s proxy statement for our annual meeting of stockholders. However, if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, then stockholders must submit their proposals a reasonable time before Blue Dolphin begins to print and send its proxy materials.

Given that the date of the 2022 Annual Meeting for Blue Dolphin differs by more than 30 days from the anniversary date of Blue Dolphin’s previous annual meeting of stockholders, pursuant to Rule 14a-5(f) of the Exchange Act, Blue Dolphin provided notice pursuant to a Form 8-K filed with the SEC on April 14, 2022 of the revised deadline for stockholder proposals. To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals were to be submitted in writing by April 25, 2022, to Blue Dolphin’s Corporate Secretary at 801 Travis Street, Suite 2100, Houston, Texas 77002. We did not receive any stockholder proposal submissions by the revised deadline.

Any proposal intended to be presented by any stockholder for action at the 2023 annual meeting must be received by us on or before February 22, 2023 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2023 Annual Meeting. If the date of the 2023 Annual Meeting is changed by more than 30 days from June 22, 2023, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2023 Annual Meeting any stockholder proposal, including shareholder nominations of persons for election to the Board of Directors that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received.

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In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2023 Annual Meeting, such proposal must be received by our Secretary at our principal executive offices at 801 Travis Street, 21st Floor, Houston, Texas 77002 by February 22, 2203. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with the 2023 Annual Meeting.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file financial and other information with the SEC as required, including but not limited to, proxy statements on Schedule 14A, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors may obtain any document that we file with the SEC through the SEC’s conventional and electronic reading rooms. These reading rooms are managed by the SEC’s Office of Freedom of Information and Privacy Act Operations.

Office of Freedom of Information and Privacy Act Operations	Conventional Reading Rooms	Electronic Reading Rooms
100 F Street, N.E. Mail Stop 2736 Washington, D.C. 20549 (202) 551-8300	Headquarters Office 100 F Street, N.E. Room 1580 Washington, D.C. 20549 (202) 551-8090

Public Company Information / SEC Comment and Response Letters

https://www.sec.gov/edgar/searchedgar/companysearch.html

SEC Opinion, Policy Statements, and Staff Manuals

https://www.sec.gov/foia/efoiapg.htm

We also make our SEC filings available on our website (http://www.blue-dolphin-energy.com).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this proxy statement and the accompanying notice and letter to stockholders are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1935. Forward-looking statements represent management’s beliefs and assumptions based on currently available information. Forward-looking statements relate to matters such as our industry, business strategy, goals, and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, commitments and contingencies, and other financial and operating information. We have used the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “will,” “future” and similar terms and phrases to identify forward-looking statements.

Forward-looking statements reflect our current expectations regarding future events, results, or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or materially affect our financial condition, results of operations, and cash flows. Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include those described under the heading “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q as filed with the SEC.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Brokers, banks, or other nominees may deliver only one (1) copy of this proxy statement to multiple beneficial stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Beneficial stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports that wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all beneficial stockholders at the shared address in the future.

Registered and beneficial stockholders who wish to receive a separate copy of this proxy statement, now or in the future, should submit their request to Blue Dolphin, Investor Relations at (713) 568-4725, or submit a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

By Order of the Board

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chairman of the Board

Houston, Texas

April 28, 2022

Remainder of Page Intentionally Left Blank

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BLUE DOLPHIN ENERGY COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 22, 2022 AT 10:00 AM CDT
CONTROL ID:
REQUEST ID:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE. THE SIGNER ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, REVOKES ALL PREVIOUS PROXIES AND APPOINTS JONATHAN P. CARROLL AS PROXY WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND AUTHORIZES HIM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE, ALL OF THE SHARES OF COMMON STOCK OF BLUE DOLPHIN ENERGY COMPANY HELD OF RECORD BY THE SIGNER AT THE CLOSE OF BUSINESS ON APRIL 25, 2022, AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by the internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	http://www.shareholdervote.info/

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ANNUAL MEETING OF THE STOCKHOLDERS OF BLUE DOLPHIN ENERGY COMPANY			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	ELECT FIVE (5) DIRECTORS.	→	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Director Nominees:		☐	☐
	(1) Jonathan P. Carroll				☐
	(2) Amitav Misra				☐	Control ID:
	(3) Christopher T. Morris				☐	REQUEST ID:
	(4) Ryan A. Bailey				☐
	(5) Herbert N. Whitney				☐
Proposal 2	RATIFY UHY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.	→	FOR	AGAINST	ABSTAIN
			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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